UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

November 19, 2012

Date of Report (Date of Earliest event reported)

TEXAS GULF ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-149857	26-0338889
(State or other Jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1602 Old Underwood Road, TX	77571
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(281) 867-8400

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 15, 2012, Texas Gulf Energy, Incorporated (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Notice of Late Filing on Form 12b-25 pertaining to the Quarterly Report on Form 10-Q for the period ended September 30, 2012 (the “10-Q Report”), which contained estimates of certain financial information required in the 10-Q Report. Due to the configuration and installation of a new accounting system and the resulting unexpected delay in that process, the Company will not meet the deadline of November 19, 2012 to file the 10-Q Report with the SEC. The Company expects to complete the 10-Q Report and submit the filing to the SEC by the week ending December 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2012	TEXAS GULF ENERGY, INCORPORATED

	By:	/s/ Craig Crawford
Name: Craig Crawford Title: Chief Financial Officer